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                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549


                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


      Date of report (Date of earliest event reported): February 17, 2000
                                                        -----------------


                   BURLINGTON NORTHERN SANTA FE CORPORATION
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              (Exact name of Registrant as specified in charter)

                                   Delaware
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                (State or other jurisdiction of incorporation)

         1-11535                                      41-1804964
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     (Commission File Number)                (IRS Employer Identification No.)

         2650 Lou Menk Drive, Fort Worth, Texas                76131-2830
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        (Address of principal executive offices)            (Zip Code)

                                (817) 333-2000
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             (Registrant's telephone number, including area code)


         (Former name or former address, if changed since last report)
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ITEM 5.  OTHER EVENTS

     On February 17, 2000, Burlington Northern Santa Fe Corporation, a Delaware corporation ("BNSF"), Canadian National Railway Company, a Canadian corporation ("CN"), North American Railways, Inc., a Delaware corporation jointly owned by BNSF and CN ("NAR"), and Western Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of NAR, entered into an amended and restated combination agreement (the "Amended and Restated Combination Agreement"), which is filed as
Exhibit 2.1 to this Current Report on Form 8-K.

     The Amended and Restated Combination Agreement supersedes the Combination Agreement dated as of December 18, 1999, which was previously filed as Exhibit
2.1 to the Form 8-K filed on December 21, 1999. The amendments agreed to by the parties reflected a number of technical and conforming changes, none of which materially affected the substantive terms of the combination.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits

          See Exhibit Index included herewith.

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                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        BURLINGTON NORTHERN
                                        SANTA FE CORPORATION


Date: March 3, 2000                     By: /s/ Thomas N. Hund
                                           -------------------------------
                                        Name:  Thomas N. Hund
                                        Title: Senior Vice President and Chief
                                               Financial Officer

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                   BURLINGTON NORTHERN SANTA FE CORPORATION

                               INDEX OF EXHIBITS

Exhibit
Number    Description
------    -----------



2.1 Amended and Restated Combination Agreement dated as of February 17, 2000 among Burlington Northern Santa Fe Corporation, Canadian National Railway Company, North American Railways, Inc. and Western Merger Sub, Inc.

          -Exhibit A to Amended and Restated Combination Agreement - Form of CN Option Agreement (see Exhibit 99.1 to this Current Report on Form 8-
          K).

          -Exhibit B to Amended and Restated Combination Agreement - Form of BNSF Option Agreement (see Exhibit 99.2 to this Current Report on Form 8-K).

          -Exhibit C to Amended and Restated Combination Agreement - Form of Arrangement Resolution.

          -Exhibit D to Amended and Restated Combination Agreement - Form of Co-Operation Agreement.

          -Exhibit E to Amended and Restated Combination Agreement - Form of Plan of Arrangement.

          -Exhibit F to Amended and Restated Combination Agreement - Form of Voting and Exchange Trust Agreement.

          -Exhibit G to Amended and Restated Combination Agreement - Form of BNSF Rights Agreement.

          -Exhibit H to Amended and Restated Combination Agreement - Form of Restated Certificate of Incorporation of North American Railways, Inc.

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          -Exhibit I to Amended and Restated Combination Agreement - Form of
          Amended and Restated Certificate of Incorporation of the Surviving Corporation.

          -Exhibit J to Amended and Restated Combination Agreement - Form of By-Laws of Surviving Corporation.

99.1 Stock Option Agreement dated as of December 18, 1999 between Canadian National Railways Company and Burlington Northern Santa Fe Corporation (the "CN Option Agreement").

99.2 Stock Option Agreement dated as of December 18, 1999 between Canadian National Railways Company and Burlington Northern Santa Fe Corporation (the "BNSF Option Agreement").




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